ANNUAL REPORT
SEPTEMBER 30, 2002

PRUDENTIAL
SMALL COMPANY FUND, INC.

FUND TYPE
Small-capitalization stock

OBJECTIVE
Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 PRUDENTIAL FINANCIAL (LOGO)

Prudential Small Company Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Small Company Fund, Inc.'s (the Fund) investment objective is capital growth. The Fund invests primarily in stocks of small companies located mostly in the United States. We consider companies small if their total market value is less than the largest total market value of any company in the Standard & Poor's SmallCap 600 Index (S&P
SmallCap 600 Index)--$2.6 billion as of September 30,
2002. The gap between the return on small companies and that on large companies can be substantial in either direction any year. That is why investors are often advised to own both for diversification. We focus on stocks that we believe have above-average prospects for earnings growth, but that also can be purchased at below-average multiples of their earnings or at discounts to their intrinsic values.
This approach is often referred to as GARP, or "growth at a reasonable price." There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 9/30/02
    23.0%   Industrials
    18.6    Consumer Discretionary
    15.7    Financials
    12.1    Healthcare
    10.9    Information Technology
     7.6    Energy
     3.3    Consumer Staples
     2.9    Materials
     1.5    Telecommunication Services
     1.2    Utilities
     3.2    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 9/30/02
    2.2%   Fisher Scientific International, Inc.
           Electronic Equipment & Instruments
    2.1    Big Lots, Inc.
           Multiline Retail
    2.0    Advance Auto Parts, Inc.
           Specialty Retail
    1.8    Apogent Technologies, Inc.
           Healthcare Equipment & Supplies
    1.8    Omnicare, Inc.
           Healthcare Providers and Services
    1.8    Speedway Motorsports, Inc.
           Hotels Restaurants & Leisure
    1.7    Pentair, Inc.
           Machinery
    1.7    Pride International, Inc.
           Energy Equipment and Services
    1.7    Endocare, Inc.
           Healthcare Equipment & Supplies
    1.5    Corporate Executive Board Co.
           Commercial Services and Supplies

Holdings are subject to change.

                                     www.prudential.com    (800) 225-1852

Annual Report    September 30, 2002

Cumulative Total Returns1                                 As of 9/30/02

                                  One Year   Five Years   Ten Years   Since Inception2
Class A                            -11.14%    -25.18%      101.29%       181.25%
Class B                            -11.86     -27.97        86.67        544.11
Class C                            -11.86     -27.97         N/A          48.36
Class Z                            -10.94     -24.17         N/A          24.22
Russell 2000 Index3                 -9.30     -14.97       116.09           ***
S&P SmallCap 600 Index4             -1.79       4.20       182.12          ****
Lipper Small-Cap Core Funds Avg.5   -6.62       1.35       155.06         *****

Average Annual Total Returns1                            As of 9/30/02

               One Year    Five Years    Ten Years    Since Inception2
    Class A    -15.58%       -6.60%        6.70%           8.05%
    Class B    -16.27        -6.50         6.44            8.89
    Class C    -13.62        -6.54         N/A             4.82
    Class Z    -10.94        -5.38         N/A             3.35

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B,
11/13/80; Class C, 8/1/94; and Class Z, 3/1/96. 3The
Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest
3,000 U.S. corporations and represents approximately
8% of their aggregate market value. 4The S&P SmallCap
600 Index is an unmanaged capital-weighted index of 600 small company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed. 5The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Small-Cap Core Funds category. Funds in the
Lipper Small-Cap Core Funds Average invest at least
75% of their assets in companies with market capitalizations of less than 250% of the dollar-weighted median of the smallest 500 of the middle
1,000 securities of the S&P SuperComposite 1500
Index. Small-cap core funds have a wide latitude in the companies in which they invest, and have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value.
Investors cannot invest directly in an index. The returns for the Russell 2000 Index, S&P SmallCap 600
Index, and Lipper Average would be lower if they included the effect of sales charges, operating expenses or taxes.***The Russell 2000 Index Since
Inception returns are 186.85% for Class A, 659.80% for Class B, 66.35% for Class C, and 21.74% for Class
Z. ****The S&P SmallCap 600 Index Since Inception returns are 263.85% for Class A, 427.31% for Class B,
120.66% for Class C, and 58.28% for Class Z. The S&P
SmallCap 600 Index began 2/29/84. Therefore, the return for Class B shares represents an inception from that time until present (9/30/02). *****Lipper
Since Inception returns are 252.87% for Class A,
685.90% for Class B, 102.38% for Class C, and 55.04%
for Class Z, based on all funds in each share class.

PRUDENTIAL FINANCIAL (LOGO)          November 15, 2002

DEAR SHAREHOLDER,
The 12-month period ending September 30, 2002, was disappointing for stock investors. At the beginning of the period, in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock market into a steep and broadening decline.

Small-cap stocks, which historically are more sensitive to economic expectations, were particularly volatile in response to the rising uncertainty. They had substantial gains, far outperforming large-cap stocks during the early part of the period, and the Prudential Small Company Fund outperformed its benchmark. For the second half of the Fund's fiscal year, however, small caps trailed large caps slightly, and the Fund performed poorly in comparison with its peers.

Over the full 12-month reporting period, the Fund's loss was somewhat greater than the decline of the Russell 2000 Index and substantially worse than the Lipper Small-Cap Core Funds Average. In the following pages, the Fund's adviser describes its performance in this unsettled environment.

We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
Prudential Small Company Fund, Inc.

Prudential Small Company Fund, Inc.

Annual Report    September 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE ENVIRONMENT AND PERFORMANCE
Investor enthusiasm produced a very strong market return for stocks in general over the first half of the Fund's fiscal year--the last calendar quarter of 2001 and the first quarter of 2002. Small-company stocks were particularly good performers. In part, this was because they still were significantly cheaper than large caps in comparison to the firms' revenues, earnings, and book values. This relationship of share price to measures of intrinsic value is known as the share's valuation. Small caps, which historically have tended to outperform large caps in the early stages of an economic recovery, were expected to benefit from the strong economic medicine being applied to the U.S. economy. During this period, the Fund had a strong gain.

However, in March, investors began to see a string of poor earnings reports and financial scandals. There was increasing evidence that the spurt of rapid economic growth in the first quarter of 2002 was due largely to a one-time boost after excess inventories had been liquidated, and that a recovery in profits may come more slowly. Amid poor economic news and increasing uncertainty in the Middle East, investors pulled back from the equity markets generally. Stocks in every economic sector shared in a very steep decline. The two and a half-year run in which small-cap stocks outperformed large-cap stocks came to an end, in part because the huge gap in valuations that had been caused by several years of small-cap underperformance was largely closed by early 2002.

In addition, the profitability of small companies is more sensitive to the overall economy. Just as investors strongly favored small-company stocks in the fourth quarter of 2001 when they expected quick economic recovery, they avoided small-company stocks when they became more pessimistic about the economic outlook. The largest underperformance came during the months when companies gave advance notice of disappointing quarter-end financial reports. This pessimism affected these stocks as a group. During this falling market, the Fund had a substantially negative return.

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Prudential Small Company Fund, Inc.

Annual Report    September 30, 2002

We compare the Fund's performance to two index benchmarks. The Russell 2000 Index is more representative of the universe from which we select stocks. It includes most of the companies of non-negligible size in the United States that are smaller than the largest 1000. Over the Fund's fiscal year, the Russell 2000 Index return was -9.3%. The S&P
SmallCap 600 Index, which includes a smaller group of larger and more stable companies, returned -1.79% over the period. The -6.62% return of the Lipper
Small-Cap Core Funds Average, representing the Fund's peers, fell between these two benchmarks. The Fund's net return over the full 12-month reporting period trailed both our peers and our benchmark indexes.

THE WIRELESS RECOVERY WAS FURTHER DELAYED
At the beginning of the Fund's fiscal year, 6.5% of its net assets were invested in wireless telecommunications stocks, and Western Wireless was its largest single position. Together, wireless stocks accounted for more than half of the Fund's negative return, victims, in our view, of the economic slowdown. Some companies reported slower subscriber growth, with new subscribers spending less than the old customers. Our rural cellular service holdings (Western Wireless and Rural Cellular) had been benefiting from high roaming revenues, but rates continued to decline. Wireless stocks across the entire industry dropped sharply. Western Wireless and AirGate PCS (a Sprint PCS affiliate) were the two worst detractors from the Fund's return.

We continue to like the long-term prospects of the wireless telecommunications industry. Although we are concerned about the poor results announced by many wireless companies, we think that the share prices dropped to levels that represent compelling values. We expect wireless usage in the United States will eventually approach the much higher rates achieved in both
Europe and Asia. The industry is suffering, however, because there are currently too many companies competing in the limited capacity of the portion of the broadcast band allotted to wireless.
We expect consolidation in the industry to lift the values of all the remaining firms. We consolidated our exposure, selling our position in Rural Cellular and adding at lower

4

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                               www.prudential.com   (800) 225-1852

prices to our positions in Western Wireless (the stronger of the companies serving the less competitive rural market) and AirGate PCS . Our total exposure to the industry at period-end was reduced to less than 1% of net assets.

TWO COMPANIES WITH SHORT-TERM PROBLEMS
We had significant losses on two companies with sound businesses that experienced problems that we believe are limited in scope. Stillwater Mining Co., a platinum and palladium mining company, had higher mining and development costs than expected, a weakened balance sheet, and soft prices for palladium, their principal product. In addition, the Securities and Exchange Commission tried to force the company to reclassify its reserves. Stillwater eventually prevailed on the reserves issue, and while we are concerned about the future profitability of some
Stillwater operations, we expect the company's earnings to return to acceptable levels. We think that its financial condition is satisfactory, and the stock appears undervalued to us.

Flowserve makes industrial pumps, valves, and seals for a variety of end-market applications, primarily in the chemical, energy, and power industries. We expected its margins to grow as it assimilated several companies it had recently acquired. We thought that its revenue would be relatively steady because its products eventually wear out and must be replaced. The margins on these "aftermarket" sales are higher than those on primary sales. After a strong stock performance in the first half of the Fund's reporting period, Flowserve reported disappointing earnings as the economic slowdown led its customers to stretch out these replacement cycles. The share price fell substantially as a result. The company's long-term prospects haven't changed and we think its shares are an even better value at the lower price. We continue to hold our position.

WE UNDERWEIGHTED TECHNOLOGY
The good news about the Fund's technology exposure is that it was a smaller part of the portfolio than the sector's representation in either the Russell 2000
Index or the S&P SmallCap 600 Index. This helped the
Fund's return

Prudential Small Company Fund, Inc.

Annual Report    September 30, 2002

relative to those indexes. Its technology holdings nonetheless caused a substantial detraction from the Fund's return. The lack of enterprise investment in technology or of upgrades in telecommunications equipment, together with rising price competition from Asian manufacturers, hurt a broad range of technology companies.

Of this group, the largest detraction from the Fund's return came from Pemstar, Inc., a contract manufacturer of electronic components such as handsets and defense electronics. Six of its customers filed for bankruptcy during this period, leaving Pemstar with inventory for which it had not been paid. Its shares plummeted. We still hold a small position. We believe the company is strengthening its weakened balance sheet, will be profitable during the next two quarters (the period for which we have forecasts), and can survive in the long term.

CONSUMER SPENDING SUPPORTED RETAIL STOCKS
Some of the Fund's positions in retailers and their suppliers had positive impacts on its return. We took our profits on some of these because we suspected that consumer-oriented stocks may lag as other sectors recover. The largest contribution to the Fund's return came from Pier 1 Imports. The upward move of its shares regained strength after Pier 1 reported a quarter of above-expectation sales growth.
We sold our position before the subsequent fall in its share price.

Big Lots, Advance Auto Parts (see Comments on Largest
Holdings for both), and Whole Foods Market also were large positions in retail businesses that had substantial share-price gains. We took our profits on Whole Foods, an organic food chain. We continue to be exposed to that growing industry with our position in United Natural Foods, which also gained during the Fund's reporting period.

We continued the Fund's exposure to IMAX through a downturn when competition among theater chains drove several into bankruptcy. The recovery

6

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                             www.prudential.com    (800) 225-1852

that we expected in this industry has begun. We had a substantial gain because the theater chains have emerged from bankruptcy and are again in a position to upgrade, and the IMAX release of Apollo 13 was a critical and financial success. IMAX is hoping to simultaneously release its versions when first-run films are released. Its shares more than quadrupled in price over the Fund's reporting period, and we took some profits.

HEALTH SERVICE STOCKS CONTINUED TO RISE
We continue to like health service and certain related service companies. The sector as a whole has excellent long-term prospects because the large baby boom generation is reaching old age. During this reporting period, the Fund's holdings of HMOs, hospital managers, and specialty companies such as a drug distributor and a dialysis firm made a small net positive contribution to its return. Two of the Fund's largest positions at period-end, Fisher
Scientific International, Inc. and Omnicare, Inc.
(see Comments on Largest Holdings for both), were healthcare-related. The former had a moderate gain and the latter a small loss during this period.

OTHER CONSUMER-ORIENTED SERVICES DID WELL
The Fund had somewhat smaller gains on regional bank and radio stocks. Regional banks, unlike the very largest banks, had relatively little exposure to credit or capital market-related problems. They benefited from very low interest rates, which reduced their costs and encouraged borrowing. In addition, short-term interest rates were significantly lower than long-term rates throughout the period. This improved banks' profits, since they tend to pay short-term rates to savers and lend at long-term rates.

Radio advertising was more stable than expected. In
addition, the Fund's holdings gained market share
over this period. The largest contribution came from
Entravision Communications, which is a Spanish-
language operation. This is a rapidly expanding
market segment.
                                                 7

Prudential Small Company Fund, Inc.

Annual Report    September 30, 2002

LOOKING AHEAD
Profits at small companies are projected to grow faster than those at large companies through 2002, with an even larger advantage in 2003. This is not surprising. Profits at small companies are more sensitive to the health of the overall economy. When economic growth picks up, small-company profits and share prices historically have benefited disproportionately. This sensitivity was evident in both directions during this reporting period.

Shares of small companies are still less expensive
(have lower valuations) than those of larger firms.
We also believe that the current cleansing of financial reporting will favor small-cap stocks. We have seen the shares of some of the largest and most respected companies in the world hurt because of their complexity. It is harder for investors to understand what has generated reported earnings in complicated financial statements. With their simpler accounting, small companies have less "accounting risk"--risk due to unpredictable accounting issues.

Another purely financial factor is that the falling equity market has reduced the value of pension portfolios just when there is pressure for more realistic accounting of pension liabilities. We think many large companies are going to take substantial charges to their earnings in order to fund their pension obligations. Small companies tend to be less exposed to this because they are less likely to have defined benefit pension plans (plans that guarantee a certain level of payments to retirees). Even if they do, small companies are likely to be younger, with less time to have built up unfunded obligations. It can happen, however, so we consider pension liabilities when we evaluate candidates for purchase.
We think this will become an increasingly salient issue over the next year or so.

Prudential Small Company Fund Management Team

8

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                           www.prudential.com    (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 9/30/02
------------------------------------------------------
2.2%  Fisher Scientific International, Inc./
      Electronic Equipment & Instruments
      Fisher distributes scientific and healthcare equipment and supplies. A large part of its business is in consumables such as chemicals, drug packaging, and testing kits. This business is largely independent of the economic cycle. Fisher has used its large cash flow to broaden its product line with a series of acquisitions.
2.1%  Big Lots, Inc./Multiline Retail
      Big Lots is the largest closeout retailer in the United States, with a dominating market share and industry-leading gross margins (sales minus cost of goods). However, it had very poor operating margins
      (after other expenses are subtracted) because it had grown through acquisitions and was inefficient. It responded by rebranding its stores to the Big Lots name and achieving economies of scale from its more than 1,350 stores. Its shares rose erratically, but gained more than 90% over this reporting period. We added to our position on dips. We think that its operating margins can improve further and that the share price has room to grow.
2.0%  Advance Auto Parts, Inc./Specialty Retail
      Advance is the second largest auto parts retail chain in the United States and continues to grow by acquiring other firms. Like Big Lots, its margins were depressed because of inefficiencies created by its acquisitions. Its strong management team is restructuring the chain to improve margins. In addition, it is moving into the wholesale parts business (supplying garages). We expect industry consolidation and its own internal changes to improve its profitability.
1.8%  Apogent Technologies, Inc./Healthcare
      Equipment & Supplies
      Apogent makes laboratory consumables--such as microscope slides, beakers, test kits, and diagnostic reagents--and laboratory equipment. Its products are used by hospitals, drug- stores, and research laboratories. When capital spending fell, the equipment portion of its business was weak and its share price fell to attractive levels. Apogent has strong cash flow and is growing through acquisitions.
      Its basic business derives from research and development spending, which tends to be sustained throughout an economic cycle.
1.8%  Omnicare,Inc./Healthcare Providers & Services
      Omnicare has more than half of the U.S. market for distributing drugs to nursing homes and assisted living facilities. The stock became cheap when low government reimbursement rates were threatening its clients' profitability; reimbursement rates are now higher. Omnicare benefits from the economies of scale in the distribution business and from large barriers to entry because a distributor needs an extensive supply system. It is not dependent upon any single drug manufacturer.

Holdings are subject to change.
                                                       9

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                                             ANNUAL REPORT
                                             SEPTEMBER 30, 2002

PRUDENTIAL
SMALL COMPANY FUND, INC.


                                             FINANCIAL STATEMENTS

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.8%
COMMON STOCKS
-------------------------------------------------------------------------------------
Aerospace & Defense  1.1%
     214,800   Armor Holdings, Inc.(a)                                $    3,219,852
     217,500   BE Aerospace, Inc.(a)                                       1,035,300
                                                                      --------------
                                                                           4,255,152
-------------------------------------------------------------------------------------
Airlines  0.9%
     270,200   SkyWest, Inc.                                               3,539,620
-------------------------------------------------------------------------------------
Auto Components  0.5%
     328,000   Tower Automotive, Inc.(a)                                   2,197,600
-------------------------------------------------------------------------------------
Banks  2.7%
     144,120   Brookline Bancorp, Inc.                                     1,693,554
     174,100   Silicon Valley Bancshares(a)                                2,947,513
      96,000   Southwest Bancorporation of Texas, Inc.(a)                  3,495,360
      68,400   UCBH Holdings, Inc.                                         2,691,540
                                                                      --------------
                                                                          10,827,967
-------------------------------------------------------------------------------------
Beverages  1.3%
     330,100   Cott Corp. (Canada)(a)                                      5,001,015
-------------------------------------------------------------------------------------
Chemicals  1.9%
      66,900   Cambrex Corp.                                               2,461,920
     197,900   Crompton Corp.                                              1,988,895
     147,300   Spartech Corp.                                              3,116,868
                                                                      --------------
                                                                           7,567,683
-------------------------------------------------------------------------------------
Commercial Services & Supplies  13.7%
     253,500   Alliance Data Systems Corp.(a)                              3,840,525
     178,300   Bright Horizons Family Solutions, Inc.(a)                   4,974,570
     206,700   Corporate Executive Board Co.(a)                            5,901,285
     118,200   Education Management Corp.(a)                               5,232,714
     586,100   Exult, Inc.(a)                                              1,728,995
     265,300   Insight Enterprises, Inc.(a)                                2,692,795
     174,000   Iron Mountain, Inc.(a)                                      4,348,260
     345,600   NCO Group, Inc.(a)                                          3,936,384
     280,500   NDCHealth Corp.                                             4,361,775

    See Notes to Financial Statements                                     11

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     392,000   Pegasus Solutions, Inc.(a)                             $    4,135,600
     147,500   Waste Connections, Inc.(a)                                  5,131,525
     292,100   Watson Wyatt & Co. Holdings(a)                              5,842,000
     200,400   West Corp.(a)                                               2,803,596
                                                                      --------------
                                                                          54,930,024
-------------------------------------------------------------------------------------
Communications Equipment  1.2%
     111,000   Advanced Fibre Communications, Inc.(a)                      1,472,970
     176,200   CommScope, Inc.(a)                                          1,194,636
     164,600   PC-Tel, Inc.(a)                                               857,566
     315,950   REMEC, Inc.(a)                                              1,077,389
                                                                      --------------
                                                                           4,602,561
-------------------------------------------------------------------------------------
Diversified Financials  3.6%
     145,200   Allied Capital Corp.                                        3,178,428
     182,400   Eaton Vance Corp.                                           5,041,536
     236,000   Gladstone Capital Corp.                                     3,983,680
     127,400   W.P. Stewart & Co. Ltd. (Bermuda)                           2,172,170
                                                                      --------------
                                                                          14,375,814
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  0.8%
      94,400   Commonwealth Telephone Enterprises, Inc.(a)                 3,282,288
-------------------------------------------------------------------------------------
Electrical Equipment  0.8%
     236,900   Belden, Inc.                                                3,179,198
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.8%
     286,100   Fisher Scientific International, Inc.(a)                    8,683,135
     658,700   Pemstar, Inc.(a)                                              797,027
      70,200   Tech Data Corp.(a)                                          1,853,280
                                                                      --------------
                                                                          11,333,442
-------------------------------------------------------------------------------------
Energy Equipment & Services  4.4%
     622,000   Hanover Compressor Co.(a)                                   5,162,600
     344,600   Maverick Tube Corp.(a)                                      3,056,602

    12                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      96,700   Patterson-UTI Energy, Inc.(a)                          $    2,466,817
     523,100   Pride International, Inc.(a)                                6,800,300
                                                                      --------------
                                                                          17,486,319
-------------------------------------------------------------------------------------
Food & Drug Retailing  1.7%
      88,033   SUPERVALU, Inc.                                             1,421,733
     239,600   United Natural Foods, Inc.(a)                               5,517,988
                                                                      --------------
                                                                           6,939,721
-------------------------------------------------------------------------------------
Food Products  0.3%
      80,500   Chiquita Brands International, Inc.(a)                      1,243,725
-------------------------------------------------------------------------------------
HealthCare Equipment & Supplies  6.3%
     569,600   Align Technology, Inc.(a)                                   1,571,526
     383,400   Apogent Technologies, Inc.(a)                               7,154,244
     464,100   Endocare, Inc.(a)                                           6,641,271
     319,600   Intuitive Surgical, Inc.(a)                                 2,553,604
     309,000   MedSource Technologies, Inc.(a)                             2,323,680
     203,100   Priority Healthcare Corp. Class B(a)                        5,118,120
                                                                      --------------
                                                                          25,362,445
-------------------------------------------------------------------------------------
HealthCare Providers & Services  5.3%
     162,900   Odyssey Healthcare, Inc.(a)                                 4,878,855
     336,400   Omnicare, Inc.                                              7,104,768
     134,000   Renal Care Group, Inc.(a)                                   4,407,260
     122,708   Triad Hospitals, Inc.(a)                                    4,656,769
                                                                      --------------
                                                                          21,047,652
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.9%
     146,100   Jack in the Box, Inc.(a)                                    3,331,080
     299,100   Speedway Motorsports, Inc.(a)                               7,043,805
     127,400   The Steak n Shake Co.(a)                                    1,401,400
                                                                      --------------
                                                                          11,776,285
-------------------------------------------------------------------------------------
Household Durables  1.6%
     158,000   Applica, Inc.(a)                                              837,400
     156,400   Furniture Brands International, Inc.(a)                     3,589,380
      55,800   The Ryland Group, Inc.                                      2,074,086
                                                                      --------------
                                                                           6,500,866

    See Notes to Financial Statements                                     13

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Insurance  5.7%
     113,327   AmerUs Group Co.                                       $    3,213,954
      27,100   Everest Re Group Ltd. (Barbados)                            1,486,706
      20,100   Markel Corp.(a)                                             4,003,518
     294,400   Max Re Capital Ltd. (Bermuda)                               2,996,992
     169,400   Scottish Annuity & Life Holdings Ltd. (Bermuda)(a)          2,888,270
      85,200   StanCorp Financial Group, Inc.                              4,507,080
      12,500   White Mountains Insurance Group Ltd.                        3,681,250
                                                                      --------------
                                                                          22,777,770
-------------------------------------------------------------------------------------
IT Consulting & Services  0.5%
     892,500   Answerthink, Inc.(a)                                        1,294,125
      14,100   Cognizant Technology Solutions Corp.(a)                       810,327
                                                                      --------------
                                                                           2,104,452
-------------------------------------------------------------------------------------
Leisure Equipment & Products  0.7%
     624,200   Concord Camera Corp.(a)                                     2,908,772
-------------------------------------------------------------------------------------
Machinery  5.7%
     144,150   CLARCOR, Inc.                                               4,425,405
     417,200   Flowserve Corp.(a)                                          4,172,000
     101,400   Graco, Inc.                                                 2,514,720
     186,100   Joy Global, Inc.(a)                                         1,544,630
     183,200   Pentair, Inc.                                               6,809,544
     173,935   Robbins & Myers, Inc.                                       3,243,888
                                                                      --------------
                                                                          22,710,187
-------------------------------------------------------------------------------------
Media  6.8%
     416,900   Alliance Atlantis Communications, Inc. Class B
                (Canada)(a)                                                4,135,231
      92,900   Entercom Communications Corp.(a)                            4,400,673
     371,500   Entravision Communications Corp. Class A(a)                 4,922,375
     884,400   Imax Corp. (Canada)(a)                                      4,024,020
     379,100   Insight Communications Co., Inc.(a)                         3,499,093
     470,700   Regent Communications, Inc.(a)                              2,391,156
      86,600   Scholastic Corp.(a)                                         3,869,288
                                                                      --------------
                                                                          27,241,836

    14                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Metals & Mining  1.0%
     139,200   Liquidmetal Technologies(a)                            $    1,112,208
     461,400   Stillwater Mining Co.(a)                                    2,768,400
                                                                      --------------
                                                                           3,880,608
-------------------------------------------------------------------------------------
Multiline Retail  2.1%
     534,200   Big Lots, Inc.(a)                                           8,456,386
-------------------------------------------------------------------------------------
Oil & Gas  3.2%
     265,900   Encore Aquisition Co.(a)                                    4,374,055
     107,200   Newfield Exploration Co.(a)                                 3,600,848
     150,400   Remington Oil & Gas Corp.(a)                                2,120,640
     279,100   Swift Energy Co.(a)                                         2,902,640
                                                                      --------------
                                                                          12,998,183
-------------------------------------------------------------------------------------
Pharmaceuticals  0.5%
     425,300   Impax Laboratories, Inc.(a)                                 2,066,958
-------------------------------------------------------------------------------------
Real Estate Investment Trust  3.7%
      78,500   Alexandria Real Estate Equities, Inc.                       3,334,680
     165,500   Cousins Properties, Inc.                                    3,806,500
     111,700   Kilroy Realty Corp.                                         2,648,407
     156,100   Liberty Property Trust                                      4,839,100
                                                                      --------------
                                                                          14,628,687
-------------------------------------------------------------------------------------
Road & Rail  0.8%
     170,400   Heartland Express, Inc.(a)                                  3,193,296
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.4%
     206,800   Brooks-PRI Automation, Inc.(a)                              2,361,656
      47,400   Cabot Microelectronics Corp.(a)                             1,765,176
     474,700   GlobespanVirata, Inc.(a)                                    1,120,292
     126,600   Monolithic System Technology, Inc.(a)                       1,266,000
     505,300   Oak Technology, Inc.(a)                                     1,606,854
     127,600   Power Integrations, Inc.(a)                                 1,555,444
                                                                      --------------
                                                                           9,675,422

    See Notes to Financial Statements                                     15

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Software  4.0%
     195,700   Documentum, Inc.(a)                                    $    2,260,335
     624,100   J.D. Edwards & Co.(a)                                       5,772,925
     183,300   Macrovision Corp.(a)                                        2,241,759
      76,900   Manhattan Associates, Inc.(a)                               1,039,688
     186,500   MRO Software, Inc.(a)                                       1,622,550
     210,900   Networks Associates, Inc.(a)                                2,241,867
     158,900   S1 Corp.(a)                                                   851,704
                                                                      --------------
                                                                          16,030,828
-------------------------------------------------------------------------------------
Specialty Retail  4.0%
     203,600   Abercrombie & Fitch Co. Class A(a)                          4,004,812
     152,500   Advanced Auto Parts, Inc.(a)                                8,042,850
     113,700   Ross Stores, Inc.                                           4,052,268
                                                                      --------------
                                                                          16,099,930
-------------------------------------------------------------------------------------
Utilities  1.2%
     660,600   Aquila, Inc.                                                2,708,460
     181,000   El Paso Electric Co.(a)                                     2,150,280
                                                                      --------------
                                                                           4,858,740
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.7%
     707,600   AirGate PCS, Inc.(a)                                          311,344
     600,300   US Unwired, Inc. Class A(a)                                   420,210
     852,700   Western Wireless Corp. Class A(a)                           2,242,601
                                                                      --------------
                                                                           2,974,155
                                                                      --------------
               Total common stocks (cost $486,160,498)                   388,055,587
                                                                      --------------
WARRANT
      87,500   Student Advantage, Inc.
                Expires May 1, 2005(a)(b) (cost $0)                              455
                                                                      --------------
               Total long-term investments (cost $486,160,498)           388,056,042
                                                                      --------------

    16                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  3.9%
-------------------------------------------------------------------------------------
Mutual Fund
 15,415,293    Prudential Core Investment Fund -
                Taxable Money Market Series
                (cost $15,415,293; Note 3)                           $   15,415,293
                                                                     --------------
               Total Investments  100.7%
                (cost $501,575,791; Note 5)                             403,471,335
               Liabilities in excess of other assets  (0.7%)             (2,774,037)
                                                                     --------------
               Net Assets  100%                                      $  400,697,298
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Fair-valued security--value is determined by the Valuation Committee or Board of Directors in consultation with the investment advisor.

    See Notes to Financial Statements                                     17

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities

                                                               September 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $501,575,791)                         $ 403,471,335
Cash                                                                    177,168
Receivable for investments sold                                       4,366,345
Receivable for Fund shares sold                                         267,697
Dividends receivable                                                    244,513
Prepaid expenses                                                         13,899
                                                               -------------------
      Total assets                                                  408,540,957
                                                               -------------------
LIABILITIES
Payable for Fund shares reacquired                                    4,847,255
Payable for investments purchased                                     2,047,249
Accrued expenses                                                        551,169
Management fee payable                                                  247,198
Distribution fee payable                                                150,788
                                                               -------------------
      Total liabilities                                               7,843,659
                                                               -------------------
NET ASSETS                                                        $ 400,697,298
                                                               -------------------
                                                               -------------------
Net assets were comprised of:
   Common stock, at par                                           $     363,957
   Paid-in capital in excess of par                                 512,143,268
                                                               -------------------
                                                                    512,507,225
   Accumulated net realized loss on investments                     (13,705,471)
   Net unrealized depreciation on investments                       (98,104,456)
                                                               -------------------
Net assets, September 30, 2002                                    $ 400,697,298
                                                               -------------------
                                                               -------------------

    18                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                               September 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($216,955,499 / 19,016,434 shares of common stock
      issued and outstanding)                                            $11.41
   Maximum sales charge (5% of offering price)                              .60
                                                               -------------------
   Maximum offering price to public                                      $12.01
                                                               -------------------
                                                               -------------------
Class B:
   Net asset value, offering price and redemption price
      per share
      ($100,894,177 / 10,054,828 shares of common stock
      issued and outstanding)                                            $10.03
                                                               -------------------
                                                               -------------------
Class C:
   Net asset value and redemption price per share
      ($14,989,465 / 1,493,771 shares of common stock
      issued and outstanding)                                            $10.03
   Sales charge (1% of offering price)                                      .11
                                                               -------------------
   Offering price to public                                              $10.14
                                                               -------------------
                                                               -------------------
Class Z:
   Net asset value, offering price and redemption price
      per share
      ($67,858,157 / 5,830,705 shares of common stock
      issued and outstanding)                                            $11.64
                                                               -------------------
                                                               -------------------

    See Notes to Financial Statements                                     19

       Prudential Small Company Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                               September 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                      $   3,587,619
   Interest                                                             144,173
                                                               -------------------
      Total income                                                    3,731,792
                                                               -------------------
Expenses
   Management fee                                                     3,795,767
   Distribution fee--Class A                                            715,299
   Distribution fee--Class B                                          1,437,480
   Distribution fee--Class C                                            208,119
   Transfer agent's fees and expenses                                 1,104,000
   Reports to shareholders                                              105,000
   Custodian's fees and expenses                                        101,000
   Registration fees                                                     60,000
   Audit fee                                                             27,000
   Legal fees and expenses                                               25,000
   Directors' fees                                                       15,000
   Miscellaneous                                                         16,988
                                                               -------------------
      Total expenses                                                  7,610,653
                                                               -------------------
Net investment loss                                                  (3,878,861)
                                                               -------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                           (379,498)
Net change in unrealized depreciation on investments                (47,025,373)
                                                               -------------------
Net loss on investments                                             (47,404,871)
                                                               -------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (51,283,732)
                                                               -------------------
                                                               -------------------

    20                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended September 30,
                                            ----------------------------------------
                                                   2002                  2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                        $   (3,878,861)       $   (3,762,790)
   Net realized gain (loss) on investment
      transactions                                  (379,498)           27,179,082
   Net change in unrealized depreciation
      on investments                             (47,025,373)          (91,988,237)
                                            ------------------    ------------------
   Net decrease in net assets resulting
      from operations                            (51,283,732)          (68,571,945)
                                            ------------------    ------------------
Fund share transactions (Note 6)
   (net of share conversions)
   Net proceeds from shares sold                 141,807,870           224,948,862
   Cost of shares reacquired                    (183,336,579)         (278,777,868)
                                            ------------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (41,528,709)          (53,829,006)
                                            ------------------    ------------------
      Total decrease                             (92,812,441)         (122,400,951)
NET ASSETS
Beginning of year                                493,509,739           615,910,690
                                            ------------------    ------------------
End of year                                   $  400,697,298        $  493,509,739
                                            ------------------    ------------------
                                            ------------------    ------------------

    See Notes to Financial Statements                                     21

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

      Prudential Small Company Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments traded on a national securities
exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of any
net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
                                                                          23

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements Cont'd.

were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 2002.

      PIMS has advised the Fund that it received approximately $116,600 and $8,900 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2002, it received approximately $246,000 and $3,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended September 30, 2002, the amounts of the commitment were as follows: $930 million from October 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2002 the Fund incurred fees of approximately $986,000 for the services of PMFS. As of September 30, 2002 approximately $78,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffliates.

      The Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Fund during the year ended September 30, 2002 was approximately

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

$83,500 and is included in transfer agent's fees and expenses in the Statement of Operations. As of September 30, 2002, approximately $7,400 of such fees were due to PSI.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2002, the Fund earned income of $369,572 from the Series by investing its excess cash, of which approximately $5,133 is receivable at September 30, 2002.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2002 were $370,664,221 and $411,483,389, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized loss on investments. For the year ended September 30, 2002, the adjustments were to increase undistributed net investment income and decrease paid-in capital by $3,878,861 due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

      As of September 30, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $11,493,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of September 30, 2002 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $503,788,344       $41,154,984       $(141,471,993)     $(100,317,009)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.
                                                                          25

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares. As of September 30, 2002, Prudential owned 272,571 Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2002:
Shares sold                                                   5,222,799    $  76,158,483
Shares reacquired                                            (7,365,833)    (105,711,204)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,143,034)     (29,552,721)
Shares issued upon conversion from Class B                      934,949       13,525,113
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,208,085)   $ (16,027,608)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                  10,031,929    $ 142,230,061
Shares reacquired                                           (11,891,484)    (168,388,091)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,859,555)     (26,158,030)
Shares issued upon conversion from Class B                    1,987,502       27,749,512
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   127,947    $   1,591,482
                                                            -----------    -------------
                                                            -----------    -------------
Class B
Year ended September 30, 2002:
Shares sold                                                   1,937,754    $  25,598,424
Shares reacquired                                            (2,508,741)     (30,897,871)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (570,987)      (5,299,447)
Shares reacquired upon conversion into Class A               (1,059,436)     (13,525,113)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,630,423)   $ (18,824,560)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2001:
Shares sold                                                   1,991,217    $  25,046,850
Shares reacquired                                            (3,426,408)     (43,007,435)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,435,191)     (17,960,585)
Shares reacquired upon conversion into Class A               (2,234,084)     (27,749,512)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,669,275)   $ (45,710,097)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                     522,850    $   6,761,168
Shares reacquired                                              (684,914)      (8,471,326)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (162,064)   $  (1,710,158)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                     940,758    $  11,816,134
Shares reacquired                                              (768,066)      (9,591,596)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   172,692    $   2,224,538
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                   2,192,489    $  33,289,795
Shares reacquired                                            (2,629,405)     (38,256,178)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (436,916)   $  (4,966,383)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2001:
Shares sold                                                   3,167,531    $  45,855,817
Shares reacquired                                            (4,065,704)     (57,790,746)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (898,173)   $ (11,934,929)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small Company Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                               -------------------
                                                                   Year Ended
                                                               September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   12.84
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.35)
                                                                   ----------
      Total from investment operations                                  (1.43)
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                        $   11.41
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (11.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 216,956
Average net assets (000)                                            $ 286,120
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.22%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .97%
   Net investment income (loss)                                          (.53)%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    72%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return of shares does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  14.52             $  12.54             $  13.79             $  18.95
----------------     ----------------     ----------------     ----------------
        (.06)                 .01                 (.01)                  --
       (1.62)                1.97                  .29                (3.31)
----------------     ----------------     ----------------     ----------------
       (1.68)                1.98                  .28                (3.31)
----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)
----------------     ----------------     ----------------     ----------------
    $  12.84             $  14.52             $  12.54             $  13.79
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (11.57)%              15.70%                1.48%              (18.90)%
    $259,762             $291,869             $319,779             $365,431
    $286,251             $284,681             $360,707             $443,189
        1.31%                1.37%                1.27%                1.17%
        1.06%                1.12%                1.02%                 .92%
        (.45)%                .04%                (.09)%                 --
          83%                  92%                  39%                  36%

    See Notes to Financial Statements                                     29

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                               -------------------
                                                                  Year Ended
                                                               September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   11.38
                                                                   ----------
Income from investment operations
Net investment loss                                                      (.18)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.17)
                                                                   ----------
      Total from investment operations                                  (1.35)
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                        $   10.03
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (11.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 100,894
Average net assets (000)                                            $ 143,748
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.97%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .97%
   Net investment income (loss)                                         (1.28)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return of shares does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  12.97             $  11.28             $  12.63             $  17.64
----------------     ----------------     ----------------     ----------------
        (.15)                (.08)                (.10)                (.12)
       (1.44)                1.77                  .28                (3.04)
----------------     ----------------     ----------------     ----------------
       (1.59)                1.69                  .18                (3.16)
----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)
----------------     ----------------     ----------------     ----------------
    $  11.38             $  12.97             $  11.28             $  12.63
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (12.26)%              14.88%                 .74%              (19.52)%
    $132,990             $199,149             $335,013             $514,159
    $167,639             $250,061             $444,747             $678,462
        2.06%                2.12%                2.02%                1.92%
        1.06%                1.12%                1.02%                 .92%
       (1.21)%              (0.69)%               (.82)%               (.75)%

    See Notes to Financial Statements                                     31

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                               -------------------
                                                                   Year Ended
                                                               September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   11.38
                                                                   ----------
Income from investment operations
Net investment loss                                                      (.18)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.17)
                                                                   ----------
      Total from investment operations                                  (1.35)
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                        $   10.03
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (11.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $  14,989
Average net assets (000)                                            $  20,812
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.97%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .97%
   Net investment loss                                                  (1.28)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return of shares does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  12.97             $  11.28             $  12.63             $  17.64
----------------     ----------------     ----------------     ----------------
        (.15)                (.08)                (.10)                (.12)
       (1.44)                1.77                  .28                (3.04)
----------------     ----------------     ----------------     ----------------
       (1.59)                1.69                  .18                (3.16)
----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)
----------------     ----------------     ----------------     ----------------
    $  11.38             $  12.97             $  11.28             $  12.63
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (12.26)%              14.88%                 .74%              (19.52)%
    $ 18,847             $ 19,236             $ 25,207             $ 26,804
    $ 19,433             $ 20,159             $ 27,813             $ 29,259
        2.06%                2.12%                2.02%                1.92%
        1.06%                1.12%                1.02%                 .92%
       (1.21)%               (.70)%               (.83)%               (.75)%

    See Notes to Financial Statements                                     33

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               -------------------
                                                                   Year Ended
                                                               September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   13.07
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.04)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.39)
                                                                   ----------
      Total from investment operations                                  (1.43)
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                        $   11.64
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (10.94)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $  67,858
Average net assets (000)                                            $  91,573
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                           .97%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .97%
   Net investment income (loss)                                          (.28)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  14.74             $  12.70             $  13.92             $  19.04
----------------     ----------------     ----------------     ----------------
        (.03)                 .04                  .02                  .04
       (1.64)                2.00                  .29                (3.31)
----------------     ----------------     ----------------     ----------------
       (1.67)                2.04                  .31                (3.27)
----------------     ----------------     ----------------     ----------------
          --                   --                (1.53)               (1.85)
----------------     ----------------     ----------------     ----------------
    $  13.07             $  14.74             $  12.70             $  13.92
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (11.33)%              15.97%                1.70%              (18.58)%
    $ 81,911             $105,656             $105,355             $125,770
    $ 99,657             $ 98,623             $131,013             $154,623
        1.06%                1.12%                1.02%                 .92%
        1.06%                1.12%                1.02%                 .92%
        (.21)%                .29%                 .16%                 .25%

    See Notes to Financial Statements                                     35

       Prudential Small Company Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Small Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Fund, Inc. (the 'Fund') at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
November 15, 2002

                                                        ANNUAL REPORT
                                                        SEPTEMBER 30, 2002


            PRUDENTIAL
            SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------


                                                        MANAGEMENT OF
                                                        THE FUND

Prudential Small Company Fund, Inc.     www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors
       ---------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1982    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Director        Since 1996    Formerly Vice Chairman (March        75        Chairman (since
                                                              1984-May 2000) of Gannett Co.                  February 2001), Chief
                                                              Inc.                                           Executive Officer
                                                                                                             (since June 2000) and
                                                                                                             President (since
                                                                                                             September 1997) of
                                                                                                             Gannett Co. Inc.
                                                                                                             (publishing and media);
                                                                                                             Director of Continental
                                                                                                             Airlines, Inc.;
                                                                                                             Director (since May
                                                                                                             2001) of Lockheed
                                                                                                             Martin Corp. (aerospace
                                                                                                             and defense); Director
                                                                                                             of The High Yield Plus
                                                                                                             Fund, Inc. (since
                                                                                                             1996).

    38                                                                    39

 Prudential Small Company Fund, Inc.      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1996    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Director        Since 1991    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1995    Formerly management consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (publishing); formerly                         Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    40                                                                    41

 Prudential Small Company Fund, Inc.     www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1991    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1996    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    42                                                                    43

 Prudential Small Company Fund, Inc.        www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

       Officers
       --------

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    44                                                                    45

 Prudential Small Company Fund, Inc.    www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Compliance      Since 2002    Vice President, Prudential
                                Officer                       (since November 1998; First
                                                              Vice President of Prudential
                                                              Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    46                                                                    47
                                 www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Small Company Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                            www.prudential.com     (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
--------------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Small Company Fund, Inc.

Class A     Growth of a $10,000 Investment

                          (CHART)

Average Annual Total Returns as of 9/30/02

                        One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -15.58%       -6.60%        6.70%          8.05%
Without Sales Charge    -11.14%       -5.64%        7.25%          8.49%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential Small
Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2000 Index and the Standard
& Poor's SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period of Class A shares
(September 30, 1992) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value. The S&P SmallCap 600 Index is an unmanaged capital-weighted index of 600 small company
U.S. common stocks that cover all industry sectors.
It gives a broad look at how small-cap stock prices have performed. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                            (CHART)

Average Annual Total Returns as of 9/30/02

                        One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -16.27%       -6.50%        6.44%         8.89%
Without Sales Charge    -11.86%       -6.35%        6.44%         8.89%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential Small
Company Fund, Inc. (Class B shares) with a similar investment in the Russell 2000 Index and the S&P
SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period of Class B shares (September 30, 1992) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value. The S&P SmallCap 600 Index is an unmanaged capital-weighted index of 600 small company
U.S. common stocks that cover all industry sectors.
It gives a broad look at how small-cap stock prices have performed. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Small Company Fund, Inc.

Class C     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 9/30/02

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -13.62%      -6.54%         N/A          4.82%
Without Sales Charge    -11.86%      -6.35%         N/A          4.95%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Small Company Fund, Inc. (Class C shares) with a similar investment in the Russell 2000 Index and the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value. The S&P SmallCap 600 Index is an unmanaged capital-weighted index of 600 small company
U.S. common stocks that cover all industry sectors.
It gives a broad look at how small-cap stock prices have performed. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                              www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                        (CHART)

Average Annual Total Returns as of 9/30/02

    One Year    Five Years    Ten Years    Since Inception
    -10.94%       -5.38%        N/A          3.35%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Small Company Fund, Inc. (Class Z shares) with a similar investment in the Russell 2000 Index and the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value. The S&P SmallCap 600 Index is an unmanaged capital-weighted index of 600 small company
U.S. common stocks that cover all industry sectors.
It gives a broad look at how small-cap stock prices have performed. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E. H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    -------    -----
    Class A     PGOAX    743968109
    Class B     CHNDX    743968208
    Class C     PSCCX    743968307
    Class Z     PSCZX    743968406

MF109E    IFS-A075692